EXHIBIT 10

                               OPINION OF COUNSEL


                     [LETTERHEAD OF DECHERT PRICE & RHOADS]


                                December 29, 1997


The Northstar Trust
Two Pickwick Plaza
Greenwich, CT 06830

Ladies and Gentlemen:

     In connection with the registration under the Securities Act of 1933 of an indefinite number of shares of beneficial interest (the "Shares") the Northstar Emerging Markets Fund (the "Fund"), which is a series of the Northstar Trust (the "Trust"), we have examined such matters as we have deemed necessary, and we are of the opinion that, as permitted by its Declaration of Trust, and assuming that the Trust or its agent receives consideration for the Shares in accordance with the provisions of its Declaration of Trust, the Shares will be legally and validly issued, will be fully paid, and will be non-assessable by the Trust.

     We hereby consent to the use of this opinion as an exhibit to Post-Effective Amendment No. 33 to the Trust's Registration Statement on
Form N-1A filed with the Securities and Exchange Commission (File No. 33-67852), and to the use of our name in the prospectus and statement of additional information contained in the Registration Statement or incorporated therein by reference, and any amendments thereto.


                                    Sincerely,

                                    (Signature of Dechert Price & Rhoads)

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